UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 5, 2023
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(Exact name of registrant as specified in its charter)
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Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 35th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 484-4900
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TZOO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
                                         Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Certain Officers

On March 5, 2023, Travelzoo, a Delaware corporation (the “Company”), appointed Christina Sindoni Ciocca, General Counsel and Head of Global Functions, as an executive officer.

Ms. Ciocca has been a member of the Company’s Board of Directors since May 2019 and was recently elected as the Chair of the Board. Ms. Ciocca has also been General Counsel and Head of Global Functions for Travelzoo since April 2022. Since September 2022, she has also been the Chief Executive Officer of JFC Travel Group Co. or Jack’s Flight Club, a subsidiary of the Company.

Ms. Ciocca previously served as General Counsel for Travelzoo starting in June of 2019 and Counsel for Travelzoo starting in April 2018. Prior to joining Travelzoo, Ms. Ciocca was an attorney at Sidley Austin LLP, practicing in mergers & acquisitions from September 2014 to March 2018.

Ms. Ciocca earned her juris doctor degree from the Law School of the University of Notre Dame and a Bachelor of Science in Economics degree from the Wharton School of the University of Pennsylvania. Prior to law school, Ms. Ciocca worked in digital marketing at American Express.

There are no family relationships between Ms. Ciocca and any of the officers or directors of the Company. There are no related party transactions with Ms. Ciocca that are reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Ms. Ciocca has been employed by the Company since April 2018 pursuant to a standard at-will employment agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO

Date:	March 9, 2023	By:	/s/ Wayne Lee
Wayne Lee Chief Financial Officer